As filed with the Securities and Exchange Commission on 02/04/ 04

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5344
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2003

Date of reporting period: November 30, 2003

Item 1. Report to Stockholders.

HOLLENCREST

EQUITY FUND

Annual Report
November 30, 2003

Annual Report Dated November 30, 2003

Dear Fellow Shareholder,

As we write this annual review, the U.S. equity markets are finishing with positive returns for the first time in 4 years. Given the severity of the 2000-2002 bear market, 2003 has provided a welcome relief for most investors who maintained exposure to the equity markets. As always, we appreciate the continued trust that all of our shareholders have placed in the Hollencrest management team and would like to thank our new shareholders as well.

The Hollencrest investment discipline utilizes a quantitative stock selection process that identifies companies that we feel have a competitive edge versus their peers. Typically this competitive edge is the result of a unique product, device or technology that differentiates the company from its peers. We continue to believe that in this uncertain and volatile market environment, it is not enough to simply be invested in the market. Managers must use every possible resource to try to buy the best companies and management teams available, and then actively manage the portfolio.

Since the inception of the fund on December 23, 2002 through November 30, 2003 the Hollencrest Equity Fund returned 21.20% versus 15.18% for the Dow Jones Industrial Average, 19.95% for the S&P 500 and 42.56% for the NASDAQ. For the three months ended November 30, 2003, the Hollencrest Equity Fund returned 4.42%, versus 3.89% for the Dow Jones Industrial Average, 5.45% for the S&P 500 and 8.44% for the NASDAQ.

As we predicted in our last letter to shareholders in May, our allocation to cash and marketable securities has declined to less than 4% as we have gotten more fully invested. Our largest sector weightings as of November 30, 2003 are as follows: Commercial & Residential Building (12.59%), Finance (11.30%), Retail (11.21%), Medical (10.70%), Telecommunication (9.12%). Overall, the mutual fund held 38 different equity positions as of November 30, 2003.

Our largest 5 positions as of November 30, 2003 were JP Morgan Chase, Home Depot, International Game Technology, UT Starcom and CACI International. We added exposure during the quarter to the defaulted debt of WorldCom, with the intention of being able to convert this debt into equity of the new-MCI when the company emerges from reorganization in early January.

We believe that with the significant YTD advances in the indices, the burden is on corporate America to meet or exceed the earnings estimates expected of them. Investors continue to rapidly rotate in and out of different sectors, especially on the heels of any news that is perceived as negative. Technology stocks that suffered the most during the bear market have had some of the biggest gains in 2003, as evidenced by the NASDAQ’s move. We remain leery that the fundamentals in the technology sector have actually improved enough to support the YTD price advance. In fact, should the technology earnings fail to meet estimates, several high multiple issues look very vulnerable to us.

In the quarters to come however, we will be able to identify those sectors that are in fact meeting expectations and benefiting the most from the recovery. We believe that the Hollencrest stock selection methodology will continue to provide the mutual fund with proper exposure to these sectors in a timely manner.

Interest rates remain low, consumer confidence is creeping up and the worst of the Middle East conflict appears to have passed. As a result, we remain very excited about the investment outlook for the Hollencrest Equity Fund. We are grateful for the privilege of managing your assets and we look forward to helping you to attain your financial goals in the years to come. Best regards.

Sincerely,

Gregory P. Pellizzon
Managing Director and
Lead Portfolio Manager,
Hollencrest Capital Management

Must be preceded or accompanied by a prospectus.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuates so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Opinions expressed are those of Gregory P. Pellizzon and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

The Dow Jones Industrial Average, S&P 500 and NASDAQ Indices are unmanaged indices commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

Please refer to the schedule of investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Funds that invest in a particular sector may be subject to the risks affecting a particular sector more than would a diversified fund.

Quasar Distributors, LLC, Distributor. 01/04

Total Return as of November 30, 2003:
	3 Months	Calendar YTD	Since Inception*
Hollencrest Equity Fund	4.42%	21.28%	21.20%
S&P 500 Index	5.45%	22.27%	19.95%

*Commencement of operations on December 23, 2002.

Past performance is not predictive of future performance. The performance data and graph do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Returns include reinvestment of dividends and capital gains distributions.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Shares	COMMON STOCKS: 91.23%	Value

	Building - Residential/Commercial: 12.59%
2,700	Centex Corp.	$295,380
3,500	Lennar Corp. - Class A	342,650
2,483	M.D.C. Holdings, Inc.	172,221
6,100	Pulte Homes, Inc.	582,794
5,600	Standard Pacific Corp.	279,608
3,000	The Ryland Group, Inc.	276,450
		1,949,103

	Casino Gaming: 4.30%
19,200	International Game Technology	666,048

	Computers: 2.45%
11,000	Dell, Inc.*	379,500

	Computer Services: 4.24%
13,200	CACI International, Inc. - Class A*	656,964

	Data Processing: 1.60%
6,500	VERITAS Software Corp.*	247,137

	Dental Supplies & Equipment: 1.80%
6,200	DENTSPLY International, Inc.	279,186

	Drugs: 1.93%
6,500	GlaxoSmithKline plc #	298,220

	Finance: 11.30%
7,450	Citigroup, Inc.	350,448
9,300	J.P. Morgan Chase & Co.	328,848
15,100	Washington Mutual, Inc.	691,731
6,600	Wells Fargo & Co.	378,378
		1,749,405

	Manufacturing: 2.89%
8,000	Ball Corp.	447,600

	Medical: 10.70%
10,926	Boston Scientific Corp.*	392,134
4,700	Genentech, Inc.*	396,210
10,000	Odyssey Healthcare, Inc.*	356,100
9,500	UnitedHealth Group, Inc.	512,050
		1,656,494

See Accompanying Notes to Financial Statements.

Shares	COMMON STOCKS: 91.23% (Continued)	Value

	Mining: 3.23%
10,400	Newmont Mining Corp.	$500,656

	Pharmacy Services: 4.64%
6,400	Express Scripts, Inc.*	414,272
7,600	Omnicare, Inc.	303,392
		717,664

	Retail: 11.21%
6,140	Lowe’s Companies, Inc.	357,962
10,000	Sharper Image Corp.*	316,200
13,800	Staples, Inc.*	374,670
18,700	The Home Depot, Inc.	687,412
		1,736,244

	Semiconductors: 1.26%
10,000	Amkor Technology, Inc.*	195,200

	Services: 5.85%
4,200	Apollo Group, Inc. - Class A*	289,926
5,900	eBay, Inc.*	329,515
5,000	Moody’s Corp.	286,400
		905,841

	Telephone: 2.12%
14,000	MCI, Inc.* †	329,000

	Telecommunications: 9.12%
15,000	America Movil S.A de C.V. #*	384,600
10,000	Corning, Inc.*	114,600
10,000	Nextel Communications, Inc. - Class A*	253,300
17,400	UTStarcom, Inc.*	659,112
		1,411,612

	TOTAL COMMON STOCKS
	(Cost $12,410,764)	$14,125,874

	EXCHANGE TRADED FUNDS:7.44%
4,600	iShares S&P SmallCap 600 Index Fund	609,270
5,100	SPDR Trust Series 1	543,150
		1,152,420
	TOTAL EXCHANGE TRADED FUNDS
	(Cost $946,367)	1,152,420

See Accompanying Notes to Financial Statements.

Par
Amount	CONVERTIBLE BONDS: 2.41%	Value
	Telephone: 2.41%
	WorldCom, Inc. ‡
$600,000	6.25%, 8/15/2003	$203,250
500,000	6.50%, 5/15/2004	169,375
		372,625

	TOTAL CONVERTIBLE BONDS
	(Cost $379,550)	372,625

Shares	SHORT-TERM INVESTMENTS: 5.10%
789,997	Federated Cash Trust Treasury Money Market
	(Cost $789,997)	789,997

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $14,526,678): 106.18%	16,440,916
	Liabilities less Other Assets: (6.18%)	(957,243)

	NET ASSETS : 100.00%	$15,483,673

*	Non-income producing security.
#	U.S. exchange traded security of a foreign issuer.
†	When issued security.
‡	Defaulted bond.

See Accompanying Notes to Financial Statements.

ASSETS
Investments in securities, at value (identified cost $14,526,678)	$16,440,916
Receivables
Fund shares issued	36,360
Dividends and interest	7,377
Prepaid expenses	3,648
Total assets	16,488,301

LIABILITIES
Payables
Securities purchased	720,062
Due to custodian	232,257
Due to advisor	10,345
Distribution and service fees	6,348
Due to administrator	2,466
Accrued expenses and other liabilities	33,150
Total liabilities	1,004,628

NET ASSETS	$15,483,673

Net asset value, offering and redemption price per share
[$15,483,673 / 851,567 shares outstanding;
unlimited number of shares (par value $0.01) authorized]
$18.18

COMPONENTS OF NET ASSETS
Paid-in capital	$12,859,473
Accumulated net realized gain on investments	709,962
Net unrealized appreciation on investments	1,914,238
Net assets	$15,483,673

See Accompanying Notes to Financial Statements.

INVESTMENT INCOME
Income
Dividends (net of withholding tax of $81)	$91,690
Interest	6,585
Total income	98,275
Expenses
Advisory fees (Note 3)	95,252
Distribution fees (Note 4)	31,751
Service fees (Note 5)	31,751
Organizational fees	30,440
Administration fees (Note 3)	28,191
Transfer agent fees	26,850
Fund accounting fees	25,864
Audit fees	15,500
Registration fees	12,218
Trustee fees	7,462
Custody fees	6,416
Reports to shareholders	6,124
Legal fees	5,079
Miscellaneous	2,703
Insurance expense	1,519
Total expenses	327,120
Less: advisory fee waiver (Note 3)	(79,466)
Net expenses	247,654
NET INVESTMENT LOSS	(149,379)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	859,341
Net change in unrealized appreciation on investments	1,914,238
Net realized and unrealized gain on investments	2,773,579
Net Increase in Net Assets Resulting from Operations	$2,624,200

* Commencement of Operations.

See Accompanying Notes to Financial Statements.

December 23, 2002*
through
November 30, 2003
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(149,379)
Net realized gain on investments	859,341
Net change in unrealized appreciation on investments	1,914,238
Net increase in net assets resulting from operations	2,624,200

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived
from net change in outstanding shares (a)	12,859,473
Total increase in net assets	15,483,673

NET ASSETS
Beginning of period	—
End of period	$15,483,673

(a) A summary of share transactions is as follows:

	December 23, 2002*
	through
	November 30, 2003
	Shares	Paid in Capital
Shares sold	1,092,328	$16,825,259
Shares issued on reinvestments of distributions	—	—
Shares redeemed	(240,761)	(3,965,786)
Net increase	851,567	$12,859,473

* Commencement of Operations.

See Accompanying Notes to Financial Statements.

For a share outstanding throughout the period
December 23, 2002*
through
November 30, 2003

Net asset value, beginning of period	$15.00

Income from investment operations:
Net investment loss	(0.18)
Net realized and unrealized gain on investments	3.36
Total from investment operations	3.18

Less distributions:
From net investment income	—
From realized gain from security transactions	—
Total distributions	—
Net asset value, end of period
$18.18

Total return	21.20%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$15,484
Ratio of expenses to average net assets:
Before expense reimbursement	2.58%†
After expense reimbursement	1.95%†
Ratio of net investment loss to average net assets
After expense reimbursement	(1.18%)†
Portfolio turnover rate	254.97%‡

* Commencement of Operations.
† Annualized.
‡ Not Annualized.

See Accompanying Notes to Financial Statements.

NOTE 1 – ORGANIZATION

The Hollencrest Equity Fund, (the “Fund”) is a non-diversified series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. The Fund attempts to achieve its objective by investing primarily in equity securities of small, medium and large domestic companies that offer the possibility of capital growth. The Fund began operations on December 23, 2002.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.   Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.   Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C.   Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.   Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.   Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the period ended November 30, 2003, the Fund decreased accumulated net realized gain in investments and increased undistributed net investment income by $149,379 due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended November 30, 2003, Hollencrest Capital Management (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the period ended November 30, 2003, the Fund incurred $95,252 in Advisory Fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.95% of average net assets (the “expense cap”). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the period ended November 30, 2003, the Advisor reduced its fees in the amount of $79,466; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $79,466 and expire as follows:

Year	Amount
2006	$79,466

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $20 million	$30,000
$20 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 – DISTRIBUTION FEE

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”. For the period ended November 30, 2003, the Fund paid the Distribution Coordinator $31,751.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a Shareholder Servicing Agreement with Hollencrest Capital Management (the “Advisor”), under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended November 30, 2003, the Fund incurred shareholder servicing fees of $31,751 under the agreement.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $42,865,343 and $29,988,003, respectively.

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the period ended November 30, 2003 was as follows:

2003
Ordinary Income	—
Long-term capital gains	—

As of November 30, 2003, the components of capital on a tax basis were as follows:

Cost of investments	$14,526,678

Gross unrealized appreciation	1,969,616
Gross unrealized depreciation	(55,378)
Net unrealized appreciation	$1,914,238

Undistributed ordinary income	$709,962
Undistributed long-term capital gain	—
Total distributable earnings	$709,962

Other accumulated gains / (losses)	$—
Total accumulated earnings / (losses)	$2,624,200

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

To the Shareholders of and Board of Trustees
Advisors Series Trust Glendora, California

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hollencrest Equity Fund, a series of Advisors Series Trust, as of November 30, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the period December 23, 2002 (commencement of operations) to November 30, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Hollencrest Equity Fund as of November 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period December 23, 2002 to November 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 5, 2004

(This Page Intentionally Left Blank.)

Advisor
Hollencrest Capital Management
100 Bayview Circle, Suite 500
Newport Beach, California 92660
www.hollencrest.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(866) 776-4445

Independent Auditors
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 866-776-4445.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant has posted its code of ethics on its Internet website: www.hollencrest.com.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a)       The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)       There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)    Any code of ethics or amendment thereto . Filed herewith.

(b)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)_ /s/ Eric M. Banhazl
  Eric M. Banhazl, President

Date     1/26/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) Advisors Series Trust

By (Signature and Title)_ /s/ Eric M. Banhazl
  Eric M. Banhazl, President

Date     1/26/04

By (Signature and Title)_ /s/ Douglas G. Hess
  Douglas G. Hess, Treasurer

Date      1/27/04